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                                                                   EXHIBIT 10.23

STANDARD COMMERCIAL LEASE                        -------------------------------
(BUILDING TO BE CONSTRUCTED)                            EG #37
IL 1/80                                          -------------------------------
                                                        Drafted: January 3, 1995
                                                 -------------------------------

                               LEASE AGREEMENT

       THIS LEASE AGREEMENT made and entered into by and between ELK GROVE VILLAGE INDUSTRIAL PARK LTD., A Texas Limited Partnership d/b/a Elk Grove Village Industrial Park Ltd. hereinafter referred to as "Landlord", and NCD, an Ameriquest Company hereinafter referred to as "Tenant":

                                  WITNESSETH:

       1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof. Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord, all that portion (hereinafter referred to as the "premises") of certain real property situated within the County of DuPage, State of Illinois, legally described in Exhibit "A", and the buildings and improvements to be constructed thereon, said premises being as outlined on the site plan contained in Exhibit "B", and including any parking areas and truck loading areas specifically marked in red on said Exhibit B for the exclusive use of Tenant, said Exhibits being attached hereto and incorporated herein by reference, and all rights, privileges, easements, appurtenances and immunities belonging to or in any way pertaining to the premises.

       TO HAVE AND TO HOLD the same for a term commencing on the "commencement date", as hereinafter defined, and ending sixty (60) months thereafter, unless sooner terminated pursuant to any provisions hereof; provided, however, that if the commencement date is other than the first day of a calendar month, such term shall extend for said number of months in addition to the remainder of the calendar month following the "commencement date".

       The "commencement date" shall be the date upon which the buildings and other improvements erected and to be erected upon the premises shall have been substantially completed in accordance with the plans and specifications of Landlord as agreed upon by Landlord and Tenant in writing as provided below (other than any exterior work which cannot be completed on such date because of weather conditions or other causes beyond Landlord's reasonable control provided such incompletion will not substantially interfere with Tenant's use of the premises). Landlord shall give Tenant not less than ten
(10) days' notice in writing of the date upon which Landlord proposes to lender said buildings and other improvements as substantially completed and ready for occupancy as aforesaid. In the event that the buildings and other improvements are not in fact substantially completed and ready for occupancy as aforesaid on the date specified in such notice. Tenant shall notify Landlord in writing of its objections within five (5) days after receipt of Landlord's notice. Landlord shall have a reasonable time after delivery of such notice in which to take such corrective action as Landlord deems necessary and shall notify Tenant in writing as soon as it deems such corrective action, if any, has been completed so that said buildings and other improvements are completed and ready for occupancy.

       Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements have been so completed in accordance with the plans and specifications and that the premises are in good and satisfactory condition, as of when possession was so taken (except for such items Landlord is permitted to complete at a later date because of weather conditions or other causes beyond Landlord's reasonable control, which items shall be specified by Landlord to Tenant in writing). Tenant acknowledges that no representations as to the repair of the premises have been made by Landlord, unless such are expressly set forth in this lease.

       Upon such "commencement date" Tenant shall execute and deliver to Landlord a letter of acceptance of delivery of the premises, such letter to be on Landlord's standard form therefor. In the event of any dispute as to when and whether the work performed or required to be performed by Landlord has been substantially completed, the certificate of an A.I.A registered architect or a temporary or final certificate of occupancy issued by the local governmental authority shall be conclusive evidence of such completion, effective on the date of the delivery of a copy of any such certificate to Tenant.

       The premises are to be constructed substantially in accordance with the plans and specifications prepared for Landlord and agreed to by Tenant. If Landlord and Tenant have not so agreed prior to the date hereof, they hereby agree to use their best efforts to reach such agreement as soon as possible. If Landlord and Tenant fail to agree upon the plans and specifications for the premises within fifteen (15) days after the execution hereof, Landlord may, at any time thereafter, submit to Tenant plans and specifications for the interior of the premises similar to the plans and specifications customarily used by Landlord or its agents (or if Landlord is a Trust, the agents of the beneficiary) for buildings of a similar type and demand. In writing, that Tenant agree to such plans and specifications. If Tenant fails within ten (10) days thereafter to agree to such plans and specifications or submit any revisions thereto which do not increase Landlord's cost of providing the same, Landlord may, in addition to any other remedy granted Landlord hereunder in case of a default by Tenant, elect at any time thereafter, upon notice to Tenant, to either (i) complete the shall or such premises and any other work which Landlord and Tenant have agreed to in writing, tendering possession to Tenant upon substantial completion thereof, the date of such tender being deemed to be the commencement date hereunder, and charge Tenant for the additional costs of completing the electrical, plumbing, office partitions and other similar tenant finish work, the plans and specifications for which have not been agreed to by Landlord and Tenant, which amount shall be paid by Tenant to Landlord as additional rent prior to such tenant finish work commencing, or (ii) cancel this lease, effective fifteen (15) days after Tenant receives such notice, without incurring any liability on account thereof and the term hereby granted is expressly limited accordingly.

       The cost of any changes and/or additions made to the buildings and improvements at the request of Tenant after Landlord and Tenant have agreed on the original plans and specifications, including but not limited to the actual cost therefor, the cost of revisions in the plans and specifications and the cost of any delays in construction resulting from any Tenant requested changes, whether or not such changes are finally agreed to, together with twenty (20) percent of such costs for Landlord's overhead and profits, shall be paid by Tenant upon Landlord's presentation of a bill therefor and such amount shall be treated as additional rent hereunder.

        In addition to the letter of acceptance of delivery provided for above and any estoppel certificate required under Paragraph 24D hereof, upon request of Landlord at any time after the commencement date. Tenant shall execute and deliver to Landlord's mortgagee a prospective mortgagee a sworn and acknowledged estoppel certificate, in form reasonably satisfactory to Landlord's mortgagee or prospective mortgagee, as the case may be, certifying the matters set forth in Paragraph 24D and further certifying that Tenant accepts the premises as being delivered in accordance with the above referred to plans and specifications. To induce Landlord to enter into this lease and to complete the premises in accordance with the above referred to plans and specifications. Tenant hereby irrevocably appoints Landlord, or if Landlord is a trust, Landlord's beneficiary as attorney-in-fact, for the Tenant with full power and authority to execute and deliver in the name of the Tenant such estoppel certificate if Tenant fails to deliver the same within ten (10) days after Tenant's receipt of Landlord's request so to do: provided either (i) an A.I.A. registered architect certifies that the premises have been substantially completed in accordance with the plans and specifications as modified by Landlord and Tenant in writing or (ii) a temporary or permanent certificate of occupancy of the local governmental authority is issued for the premises. Such estoppel certificate as executed by Landlord or Landlord's beneficiary, as the case may be, on behalf of Tenant shall be fully binding on Tenant for the benefit of such mortgagee or prospective mortgagee, unless, within five (5) days after receipt by Tenant of a copy of the certificate executed by Landlord or Landlord's beneficiary, as the case may be, on behalf of Tenant, Tenant delivers to such mortgagee or prospective mortgagee a contrary certificate setting forth the specific items in dispute and the facts supporting Tenant's claim with supporting documents attached.

       If Landlord shall be delayed in such substantial completion as a result of: (i) Tenant's failure to agree to plans and specifications; (ii) Tenant's request for materials, finishes or installations other than Landlord's standard:
(iii) Tenant's changes in plans; or (iv) delay in the performance or completion of any work by a party employed by Tenant, the commencement date and the payment of rent hereunder shall be accelerated by the number of days of such delay.

2.     Base Rent and Security Deposit.
A. Tenant agrees to pay to Landlord for the premises in lawful money of the United States rent for the entire term hereof at the rate of Twenty Four Thousand Three Hundred Eighty and 20/100 Dollars ($24,380.20) per month, in advance, except that the monthly installment which otherwise shall be due on the commencement date related above, shall be due and payable on the date

                                Landlord:
                                         ---------------------------------

                                Tenant:
                                         ---------------------------------


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hereof.  Thereafter, one such monthly installment shall be due and payable without demand on or before the first day of each calendar month succeeding the commencement date recited above during the demised term; further provided, that the rental payment for any fractional calendar month at the commencement or end of the lease term shall be prorated.

     B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Twenty Four Thousand Three Hundred Eighty and 20/100 Dollars ($24,380.20), which sum shall be held by Landlord, without obligation for interest, as security for the full, timely and faithful performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by any event of Tenant's default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease when Landlord shall have determined that all Tenant's obligations under this lease have been fulfilled. Subject to the other terms and conditions contained in this lease, if the premises are conveyed by Landlord, said deposit may be turned over to Landlord's, or its successor's grantee, and if so, Tenant hereby releases Landlord, or its successor, as the case may be, from any and all liability with respect to said deposit and its application or return.

     3. Use. The demised premises shall be continuously used by Tenant, but only for the purpose of receiving, storing, shipping and selling (other than at retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. The parking of automobiles, trucks or other vehicles in the areas not specifically designated on Exhibit B (unless such other areas are designated by Landlord to be common parking areas) and the outside storage of any property (including, without limitation, overnight parking of trucks and other vehicles) are prohibited without Landlord's prior written consent.
Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises and its occupancy thereof, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. If, as a result of any change in the governmental laws, ordinances and regulations, the premises must be altered to lawfully accommodate Tenant's use and occupancy thereof, such alterations shall be made only with the consent of Landlord, but the entire cost thereof shall be borne by Tenant; provided, that, the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply, or alter the premises to comply, with such laws, ordinances and regulations. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with such tenant's use of their respective premises or permit any use which would adversely affect the reputation of the building in which the premises are situated. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the premises to be used for any purpose (including, without limitation, the storage of merchandise) in any manner which would render the insurance thereon void or increase the insurance rate thereof, and Tenant shall immediately cease and desist from such use, paying all cost and expense resulting from such improper use.

     4.  Taxes.

     A. Landlord agrees to pay all general and special taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "taxes") lawfully levied against the real property described in Exhibit A, the building situated thereon and the grounds, parking areas, driveways and alleys around the building. If for any real estate tax year applicable to the term hereof (or any renewal or extension of such term), Tenant's proportionate share of such taxes levied for such tax year shall exceed the sum of Forty Thousand One Hundred Seventy Five and 25/100 Dollars ($40,175.25) ("Landlord's share"). Tenant shall pay to Landlord as additional rent upon demand at the time the bill for each installment for such tax year issues. The amount of such excess applicable to each installment less any monthly payments paid by Tenant as provided below for such tax year. Upon the issuance of the actual bills (as distinguished from any estimated bill) for taxes to be paid in the calendar year in which the commencement date falls and upon the issuance of such actual bills in each succeeding calendar year during the term hereof. Tenant shall, upon Landlord's request, commencing with the first day of the month next succeeding the date on which the taxes covered by such bill are due without penalty and on the first day of each of the next eleven months, pay as additional rent, and not as a deposit, one-twelfth (1/12th) of the amount by which the taxes paid in such calendar year exceeded Landlord's share. In addition, Tenant shall pay upon demand its proportionate share of any fees, expenses and costs incurred by Landlord in protesting any assessments, levies or the tax rate.

     B. If at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord's capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

     C. Any payment to be made pursuant to this Paragraph 4 with respect to the real estate tax year in which this lease commences or terminates shall be prorated.

     5. Landlord's Repairs. Landlord shall at its expense maintain in good repair, reasonable wear and tear excepted, only the foundation, roof and the structural soundness of the exterior walls of the building. Tenant shall immediately give Landlord written notice of any defect or need for repairs in the foundation and exterior walls, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries.

     6.  Tenant's Repairs.  See Paragraph 31.

     A. Tenant shall at its own cost and expense keep and maintain all parts of the premises and the real estate on which the building is located, including any areas shared in common with other tenants of the building, for which Landlord is not expressly responsible under the terms of this lease, in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, or structural or nonstructural, with materials and workmanship of the same character, kind and quality as the original, including but not limited to, windows, glass and plate glass, doors, skylights, any special office entries, interior walls and finish work, floors and floor coverings, downspouts, gutters, heating and air conditioning systems, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including the rail spur areas. Tenant as part of its obligations hereunder shall (i) keep the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition; (ii) if the premises are served by a railroad switch or spur track, maintain (or reimburse the railroad company for maintaining) any railway switch or spur track and related facilities serving the real estate of which the premises are a part (Tenant hereby agreeing to sign a joint maintenance agreement with the railroad company servicing the premises, if requested by the Landlord or railroad company), and (iii) without injury to the roof, other horizontal surfaces of the building, downspouts, parking areas, driveways and sidewalks, remove all snow and ice from same. Tenant will, as far as possible, keep all such parts of the premises and the real estate on which the building is located from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this lease in any way Tenant will yield up the premises to Landlord in good condition and repair, loss by fire or other casualty covered by insurance to be maintained by Landlord pursuant to paragraph 12A hereof excepted (but not excepting any damage to glass). In the event of any insurance claim, Tenant shall be liable for payment of any deductible under any of Landlord's insurance policies with respect to the premises. Landlord's deductible is currently $5,000 Prorata for damage affecting more than one Tenant's premises.

     B. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

     C. Tenant and its employees, customers and licensees shall have the nonexclusive right to use, in common with the other parties occupying said building, common parking areas, if any, (exclusive of any parking or work load areas designated or to be designated by Landlord for the exclusive use of Tenant or other tenants occupying or to be occupying other portions of the building), driveways and alleys adjacent to said building, subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Further, Landlord reserves the right to perform the paving and landscape maintenance for the grounds around the building, including, but not limited to, the mowing of the grass, care of shrubs, general landscaping and maintenance of common parking areas, if any, driveways and alleys, roof repairs, exterior painting, common sewage line plumbing, and repair and maintenance of any other items, the obligations for which are shared by other tenants in the building and other improvements of which the premises are a part, all of which are otherwise Tenant's obligations under subparagraph A above, and Tenant shall, in lieu of the obligations set forth under subparagraph A above with respect to such items, be liable for its proportionate share (as defined in subparagraph 24J) of the cost and ex-

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pense thereof unless landlord in its sole discretion determines that such cost and expense is properly allocable in another proportion or solely to either Tenant or the other tenants occupying said building. Tenant shall pay to Landlord its share, determined as aforesaid, of such costs and expenses, upon demand, as additional rent, in the event Landlord elects to perform or cause to be performed such work.

  D. Landlord shall have the right to coordinate any repairs and other maintenance of any rail tracks serving or to serve the building, and if Tenant uses such rail tracks. Tenant shall reimburse Landlord or the railroad company, from time to time upon demand, as additional rent, for a share of the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord or Tenant is a party respecting such tracks, such costs to be borne proportionately by all tenants in the building of which the premises are a part using such rail tracks, based upon the actual number of rail cars shipped and received by each tenant during each calendar year in which the lease term falls.

  E. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord, for servicing all heating and air conditioning systems and equipment within the premises. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the premises.

  F. Tenant shall, at its own cost and expense, repair any damage to the premises resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, servants, employees, patrons, customers, or any other person entering upon the premises as a result of Tenant's business activities or caused by Tenant's default hereunder.

  7. Alterations. Tenant shall not make any alterations. additions or improvements to the premises (including, without limitation, the roof and wall penetrations) without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and other trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case after complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease or upon earlier vacating of the premises; provided, however, that if at such time Landlord so elects such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease or upon earlier vacating of the premises and title shall pass to Landlord under this lease as by a bill of sale. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the premises if required by Landlord: upon any such removal, Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements within which the premises are situated. If Landlord shall, in its sole discretion, consent to any alterations, additions or improvements proposed by Tenant, Tenant shall construct the same in accordance with all governmental laws, ordinances, rules and regulations and shall, prior to construction, provide such assurances to Landlord, (including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance) as Landlord shall require to protect Landlord against any loss from any mechanics', laborers' or materialmen's liens, or other liens.

  8. Signs. Tenant shall not install any signs upon the premises, except that Landlord will provide, at Tenant's request and cost. Landlord's standard identification sign, which sign shall be removed by Tenant upon termination of this lease.

  9. Inspections. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the following purposes: (i) to ascertain the condition of the premises; (ii) to determine whether Tenant is diligently fulfilling Tenant's responsibilities under this lease; (iii) to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease; or (iv) to do any other act or thing which Landlord deems reasonable to preserve the premises and the building and improvements of which the premises are a part. During the period that is six (6) months prior to the end of the term hereof and at any time Tenant is in default hereunder and such default has remained uncured for at least thirty (30) days, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises suitable signs indicating that the promises are available for lease. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

  10. Utilities. Landlord agrees to provide, at its cost, water, electricity and telephone service connections into the premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the premises, including without limitation. Tenant's proportionate share as determined by Landlord of any central station signaling system installed in the premises or the building of which the premises are a part, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballasts. If any such services are not separately metered to Tenant. Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Landlord shall in no event be liable for any interruption or failure of utility services on or to the premises.

11. Assignment and Subletting.

  A. Tenant shall not have the right to assign or pledge this lease or to sublet the whole or any part of the premises, whether voluntarily or by operation of law, or permit the use or occupancy of the premises by anyone other than Tenant, without the prior written consent of Landlord, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the premises, or any portion thereof, or assign this lease, Tenant shall give written notice thereof to Landlord within a reasonable time prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" (as hereinafter defined). if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may, at its option collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

  B. In addition to, but not in limitation of, Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this lease, or in the case of a proposed subletting of less than the entire premises, to recapture, the portion of the premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all by Landlord giving Tenant written notice thereof within sixty (60) days following Landlord's receipt of Tenant's written notice as required above. If this lease shall be terminated with respect to the entire demised premises pursuant to this paragraph, the term of this lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this lease for the expiration of the term hereof; provided, however, that effective on such date Tenant shall pay Landlord all amounts, as estimated by Landlord, payable by Tenant to such date, with respect to taxes, insurance, repairs, maintenance, restoration and other obligations, costs or, charges which are the responsibility of Tenant hereunder. Further, upon any such cancellation Landlord and Tenant shall have no further obligations of liabilities to each other under this lease, except with respect to obligations or liabilities which accrued hereunder as of such cancellation date (in the same manner as it such cancellation date were the date originally fixed in this lease for the expiration of the term hereof). If Landlord recaptures under this paragraph only a portion of the demised premises, the rent during the unexpired term hereof shall abate proportionately based on the rent per square foot contained in this lease as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the premises are recaptured pursuant hereto and rented by Landlord to the proposed tenant or any other tenant.

   C. Notwithstanding the provisions of the foregoing paragraphs, Tenant may, without Landlord's consent, assign this lease to any corporation succeeding to substantially all the business and assets or Tenant by merger, consolidation, purchase of assets or otherwise or to any corporation or entity which is a subsidiary or division of Tenant, provided that the following conditions are satisfied: (i) the total assets and net worth of such assignee shall be equal to or more than that of Tenant immediately prior to such transaction: (ii) Tenant is not then in default hereunder; and (iii) such successor shall execute and deliver to Landlord an instrument in writing fully assuming all the obligations and liabilities imposed upon Tenant hereunder. Upon satisfaction of the foregoing, Landlord agrees to


                    Landlord:
                              ----------------------------

                    Tenant:
                              ----------------------------
discharge Tenant from any further liability hereunder.

12. Fire and Casualty Damage.

  A. Landlord agrees to maintain standard fire and extended coverage Insurance covering the building of which the premises are a part in an amount not less than ninety percent (90%) (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of fire and lightning and including extended coverage, or at Landlord's option all risk coverage, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12C, 12D and 12F below such insurance shall be for the sole benefit of Landlord and under its sole control. If during the second full lease year after the commencement date of this lease, or during any subsequent year of the primary term or any renewal or extension, Landlord's cost of maintaining such insurance shall exceed Landlord's cost of maintaining such insurance for the first full lease year of the term hereof. Tenant agrees to pay to Landlord, as additional rental, Tenant's full proportionate share (as defined in subparagraph 24(j) of such excess. Said payments shall be made to Landlord within thirty (30) days after presentation to Tenant of Landlord's statement setting forth the amount due, and the failure to pay such excess shall be Treated in the same manner as a default in the payment of rent hereunder when due. Any payment to be made pursuant to this subparagraph 12A with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this lease bears to a full year. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained by Landlord hereunder unless Landlord is included as an additional insured thereon. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall promptly deliver to Landlord the policy or policies of such insurance.

  B. If the buildings situated upon the premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.


  C. If the buildings situated upon the premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12A above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within two hundred fifty (250) days after the date upon which Landlord is notified by Tenant of such damage, (except that Landlord may elect not to rebuild it such damage occurs during the last year of the term hereof), this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage, except Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which the premises are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within two hundred-fifty (250) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, Governmental regulation or control or other clauses beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

  D. If the buildings situated upon the promises should be damaged or destroyed by fire, tornado or other casualty and Landlord is not required to rebuild pursuant to the provisions of subparagraph 12C hereof, this lease shall at the option of Landlord, upon notice to Tenant, given within thirty (30) days after Landlord is notified by Tenant of such damage, terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

  E. Tenant covenants and agrees to maintain insurance on all alterations, additions, partitions and improvements erected by or on behalf of Tenant in, on or about the premises in an amount not less than ninety percent (90%) (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clause of the policy) of the "replacement cost" thereof, as such term is defined in the Replacement Cost Endorsement to be attached thereto. Such insurance shall insure against the perils and be in form, including stipulated endorsements, as provided in subparagraph 12A hereof. Such insurance shall be for the sole benefit of Tenant and under its sole control provided that Tenant shall be obligated to immediately commence the rebuilding of the improvements erected by Tenant and to apply such proceeds in payment of the cost thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of policies of such insurance, together with receipt evidencing payment of the premiums therefor, shall be delivered lo Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord, Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

  F. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises or the building of which the premises are a part requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

  G. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including any other tenants or occupants of the remainder of the building in which the premises are located; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so. If such other party fails to pay such extra cost, the release provisions of this paragraph shall be inoperative against such other party to the extent necessary to avoid invalidation of such releasor's insurance.

  H. In the event of any damage or destruction to the promises by any peril covered by the provisions of this Paragraph 12, Tenant shall, upon notice from Landlord, forthwith remove, at its sole cost and expense, such portion or all of Tenant's shelves, bins, machinery and other trade fixtures and all other properly belonging to Tenant or his licensees from such portion or all of the premises as Landlord shall request and Tenant hereby indemnifies and holds harmless the property. Landlord (including without limitation the trustee and beneficiaries if landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including attorney's fees and damages, both real and alleged, arising out of any damage or injury as a result of the failure to properly secure the premises prior to such removal and/or as a result of such removal.

13. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the promises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, expenses, including attorney's fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs, Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, in form and substance satisfactory to Landlord, at Tenant's sole cost and expense, insuring both Landlord (and if Landlord is a trust, the trustee, beneficiaries and their agents) and Tenant against all claims, demands of actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenant's liability assumed under this lease: the limits of such policy or policies to be in the amount of not less than $2,000,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $250,000 per occurrence in respect of property damage or destruction, including loss

                                   Landlord:
                                             -------------------------------

                                   Tenant:
                                             -------------------------------
of use thereof, All such policies shall be procured by Tenant from responsible Insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefore shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce the Insurance coverage provided thereby.

14. Condemnation.

  A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the promises for the purpose for which they are then being used. this lease shall terminate and the rent shall be abated during the unexpired portion of this lease. effective when the physical taking of said premises shall occur.

  B. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation. or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all the circumstances.

  C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings: provided that Tenant shall not be entitled to receive any award for Tenant's loss of its leasehold interest, the right to such award being hereby assigned by Tenant to Landlord.

  15. Holding Over. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any one of (i) renewal of this lease for one year, and from year to year thereafter, or (ii) creation of a month to month tenancy, upon the terms and conditions set forth in this lease, or (iii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this lease; provided, however, that the monthly rental (or daily rental under (iii)) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to double the rental being paid monthly to Landlord under this lease immediately prior to such termination (prorated in the case of (iii) on the basis of a 365 day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the premises. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

  16. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease, Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by other tenants or third persons; however, Landlord shall not be liable for any such interference or disturbance, nor shall Tenant be released from any of the obligations of this lease because of such interference or disturbance.

17. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

        (a) Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of seven (7) days from the date such payment was due See Paragraph 32,; or disturbance.

        (b) Tenant shall fail to comply with any term, provision or covenant of this lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within twenty (20) days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant: or

        (c) Tenant shall abandon or vacate any substantial portion of the promises; or

        (d) Tenant shall fail to immediately vacate the premises upon termination of this lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only: or

        (e) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant; or

        (f) Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any applicable law or statute of the United States or any state thereof; or

        (g) A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant a bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof.

18. Remedies. Upon the occurrence of any of such events of default described in Paragraph 17 hereof or elsewhere in this lease. Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                (a) Landlord may, at its election, terminate this lease or terminate Tenant's right to possession only, without terminating the lease:

                (b) Upon any termination of this lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the lease. Tenant shall surrender possession and vacate the premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the premises in such event with or without process of law and to repossess Landlord of the premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom. Tenant hereby waiving any right to claim damage for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law:

                (c) Upon any termination of this lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of (i) an amount equal to the then present value of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the stated term hereof, less the fair rental value of the premises for such residue (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph (d) relating to recovery of the promises, preparation for reletting and for reletting itself), and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant:

                                   Landlord:
                                            ---------------------------
                                   Tenant: /s/
                                          -----------------------------

                (d) (i) Upon any termination of Tenant's right to possession only without termination of the lease. Landlord may, at Landlord's option, enter into the premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (b) above, without such entry and possession terminating the lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, hereunder for the full term. If any such case Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the rent, including any amounts treated as additional rent hereunder, for the residue of the stated term hereof plus any other sums provided herein to be paid by Tenant for the remainder of the lease term.

                (ii) Landlord may, but need not, relet the premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the premises for a greater or lesser term than that remaining under this lease, the right to relet the premises as a part of a larger area, and the right to change the character or use made of the premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting, including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Lessor's expenses of reletting and the collection of the rent accruing therefrom (including attorney's fees and broker's commissions). Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this section from time to time;

                (e) Landlord may, at Landlord's option, enter into and upon the premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease;

                (f) Any and all property which may be removed from the premises by Landlord pursuant to the authority of the lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the premises shall conclusively be presumed to have been conveyed by Tenant to Landlord under this lease as a bill of sale without further payment or credit by Landlord to Tenant.

    In the event Tenant fails to pay any installment of rent, including any amount treated as additional rent hereunder, or other sums hereunder as and when such installment or other charge is due. Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment or other charge overdue in any month and five percent (5%) each month thereafter until paid in full to help defray the additional cost to Landlord for processing such late payments, and such late charge shall be additional rent hereunder and the failure to pay such late charge within ten (10) days after demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

    Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this lease or an acceptance of the surrender of the premises, and no agreement to terminate this lease or accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any attorney's fees so incurred.

20. Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage or for the purpose of evidencing the superiority of this lease to the lien of any such mortgage, as may be the case.

  21. Landlord's Liability. In no event shall Landlord's liability for any breach of this lease exceed the amount of rental then remaining unpaid for the then current term (exclusive of any renewal periods which have not then actually commenced). This provision is not intended to be a measure or agreed amount of Landlord's liability with respect to any particular breach, and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder, except only as a maximum amount not to be exceeded in any event.

  22. Mechanic's and Other Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold Interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the forms of this lease. Tenant will not permit any mechanic's lien or liens or any other liens which may be imposed by law affecting Landlord's or its mortgagees' interest in the premises or any building or other improvement of which the promises are a part to be placed upon the premises or any building or improvement thereon during the term hereof, and in case of the filing of any such lien Tenant will promptly pay same. If any such lien shall remain in force and effect for twenty
(20) days after written notice thereof from Landlord to Tenant. Landlord shall have the right and privilege at Landlord's option of paying and discharging the same or any portion thereof without inquiry as to the validity thereof. and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill therefor. Notwithstanding the foregoing, Tenant shall have the right, to contest any such lien in good faith and with all due diligence so long as any such contest, or action taken in connection therewith, protects the interest of Landlord and Landlord's mortgagee in the premises and Landlord and any such mortgagee are, by the expiration of said twenty (20) day period, furnished such protection, and indemnification against any loss, cost or expense related to any such lien and the contest thereof as are satisfactory to Landlord and any such mortgagee.

  23. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

                (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to

                           Elk Grove Village Industrial Park Ltd.
        -----------------------------------------------------------------------
        or to such other entity at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

                (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address herein below set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

                (c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered. whether actually received or not, when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

                   LANDLORD:                              TENANT:

Elk Grove Village Industrial Park Ltd.              NCD, an Ameriquest Company
c/o Hamilton Partners                               1600 Hollywood Blvd.
300 Park Blvd.                                      Hollywood, FL 33024
Itasca, IL. 60143

If and when included within the term "Landlord", as used in this instrument. there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual it some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

24.      Miscellaneous.

        A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

        B. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this lease and Landlord's grantee or Landlord's successor, as the case may be, shall upon such assignment, become Landlord hereunder, thereby freeing and relieving the grantor or assignor, as the case may be, of all covenants and obligations of Landlord hereunder. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease. Nothing herein contained shall give any other tenant in the building of which the premises are a part any enforceable rights either against Landlord or Tenant as a result of the covenants and obligations of either party set forth herein.

        C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

        D. Tenant shall at any time and from time to time within ten (10) days after written request from Landlord execute and deliver to the Landlord or any prospective Landlord or mortgagee or prospective mortgagee a sworn and acknowledged estoppel certificate, in form reasonably satisfactory to Landlord and/or Landlord's mortgagee or prospective mortgagee certifying and stating as follows: (i) this lease has not been modified or amended (or if modified or amended, setting forth such modifications or amendments); (ii) this lease as so modified or amended is in full force and effect (or if not in full force and effect, the reasons therefor); (iii) the Tenant has no offsets or defenses to its performance of the forms and provisions of this lease, including the payment of rent, or if there are any such defenses or offsets, specifying the same; (iv) Tenant is in possession of the premises, if such be the case; (v) if an assignment of rents or leases has been served upon Tenant by a mortgagee or prospective mortgagee, Tenant has received such assignment and agrees to be bound by the provisions thereof; and (vi) any other accurate statements reasonably required by Landlord or its mortgagee or prospective mortgagee. It is intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser or mortgagee and their respective successors and assigns and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any misstatement contained in such estoppel certificate. Tenant hereby irrevocably appoints Landlord or if Landlord is a trust, Landlord's beneficiary, as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of Tenant such estoppel certificate if Tenant fails to deliver the same within such ten (10) day period and such certificate as signed by Landlord or Landlord's beneficiary, as the case may be, shall be fully binding on Tenant, if Tenant fails to deliver a contrary certificate within five
(5) days after receipt by Tenant of a copy of the certificate executed by Landlord or Landlord's beneficiary, as the case may be, on behalf of Tenant. In addition to any other remedy Landlord may have hereunder, Landlord may, at its option, if Tenant does not deliver to Landlord an estoppel certificate as set forth above within fifteen (15) days after Tenant is requested so to do, cancel this lease effective the last day of the then current month, without incurring any liability on account thereof, and the term hereby granted is expressly limited accordingly.

        E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

        F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the promises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Landlord and Tenant shall jointly inspect the premises and Tenant shall pay to Landlord any reasonable amount estimated by Landlord as necessary to put the premises, including without limitation heating and air conditioning systems and equipment therein, in good condition and repair. Any work required to be done by Tenant prior to its vacation of the premises which has not been completed upon such vacation, shall be completed by Landlord and billed to Tenant. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for unpaid real estate taxes for the years during the term of this lease for which such taxes are a lien against the premises, and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this subparagraph 24F.

         G. If any clause, phrase, provision or portion of this lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this lease nor any other clause, phrase, provision or portion hereof, nor shall it affect the application of an clause, phrase, provision or portion hereof to other persons or circumstances, and it is also the intention of the parties to this lease that in lieu of each such clause, phrase, provision or portion as similiar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and unenforceable.


                                               Landlord:
                                                         -----------------------

                                               Tenant:
                                                      --------------------------

H. Submission of this of this lease shall not be deemed to be a reservation of the promises. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the premises to other prospective tenants. Notwithstanding anything contained herein to the contrary Landlord may withhold delivery of possession of the premises from Tenant until such time as Tenant has paid to Landlord the security deposit required by subparagraph 2B hereof and the first month's rent as set forth in subparagraph 2A hereof.

I. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date in point of time, on which all parties hereto have executed this lease.

J. Tenant's "proportionate share" as used in this lease shall mean a fraction, the numerator of which is the rentable area (other than any designated parking or loading areas) contained in the premises and the denominator of which is the rentable area contained in the building. In each case as determined by Landlord. For purposes hereof the numerator is 47,265 and the denominator is 95,384 and Tenant's proportionate share is forty nine and fifty-five one
hundredths percent (   %) (49.55%).


26.  See page 33.



27.  Special Provisions.

   EXECUTED the 17th day of January, 1995.

ATTEST/WITNESS                        LANDLORD
                                       ELK GROVE VILLAGE INDUSTRIAL PARK LTD.
--------------------------------      ---------------------------------------
Title
      --------------------------      ---------------------------------------
                                      By: /s/
                                         ------------------------------------
ATTEST/WITNESS                        Title   Managing General Partner
                                            ---------------------------------
--------------------------------      TENANT
TITLE
     ---------------------------        NCD, an Ameriquest Company
                                      ---------------------------------------

                                      ---------------------------------------
                                      By:  /s/
                                         ------------------------------------
                                      Title
                                           ----------------------------------

28. Landlord may, but need not, relet the premises or any part thereof for such rent and upon such terms as Landlord, in its sole discretion, shall determine (including the right to relet the premises for a greater or lesser term than that remaining under this Lease, the right to relet the premises as a part of a larger area, and the right to change the character or use made of the premises). If Landlord decides to relet the premises or a duty to relet is imposed upon Landlord by law, Landlord and Tenant agree that Landlord shall only be required to use the same efforts Landlord then uses to lease other properties Landlord owns or manages (of if the premises is then managed for Landlord, then Landlord will instruct such manager to use the same efforts such manager then uses to lease other space or properties which it owns or manages); provided, however, that Landlord (or its manager) shall not be required to give any preference or priority to the showing or leasing of the premises over any other space that Landlord (or its manager) may be leasing or have available and may place a suitable prospective tenant in any such available space regardless of when alternative space becomes available; provided, further, that Landlord shall not be required to observe any instruction given by Tenant about such reletting or accept any tenant offered by Tenant unless such offered tenant has a creditworthiness acceptable to Landlord, leases the entire premises, agrees to use the premises in a manner consistent with the Lease and leases the premises at the same rent, for no more than the current term and on the same other terms and conditions as in this Lease without the expenditures by Landlord for tenant improvements or broker's commissions. In any such case, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting, including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums are reserved in this Lease for the remaining term hereof, together with the cost of repairs, alterations, additions, redecorating, and Lessor's expenses of reletting and the cost of collection of the rent accruing therefrom (including attorneys' fees and broker's commissions), Tenant shall pay to Landlord he amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this section from time to time.

29. Notwithstanding the provisions of Paragraph 6 of the Lease Agreement, Landlord shall be responsible for the maintenance of driveways, parking and sidewalks. Snow removal not included. Tenant shall share in these maintenance expenses on a pro rata basis of the amount of the Tenant's leased space to the aggregate of the total space in the building. Tenant will be billed monthly or at some other time at Landlord's option, for his share of maintenance expenses. Tenant's proportionate share shall be that set forth in Paragraph 24J above.

        Landlord shall be responsible for landscape maintenance under the terms of this lease except for the watering of the grass and other planted materials which shall specifically be the responsibility of Tenant. If during the second full lease year after the commencement date of this lease, or during any subsequent year of the primary term or any renewal or extension, the cost to Landlord of said landscape maintenance service shall exceed the cost for such service during the first full lease year hereof, Tenant shall pay to Landlord on demand the amount of such excess; and the failure to pay such excess upon demand shall be treated in the same manner as a default in the payment of rent hereunder when due.

30. Tenant covenants not to introduce any hazardous or toxic materials onto the Property without a) first obtaining Landlord's written consent and b) complying with all applicable federal, state and local laws or ordinances pertaining to the transportation, storage, use or disposal of such materials, including not limited to obtaining proper permits.

        If Tenant's transportation, storage, use or disposal of hazardous or toxic materials on the Property results in 1) contamination of the soil or surface or ground water or 2)

                                                 Landlord: /s/
                                                           -------------------

                                                 Tenant:  /s/
                                                          -------------------
loss or damage to person(s) or property, then Tenant agrees to respond in accordance with the following paragraph.

        Tenant agrees (i) to notify Landlord immediately of any contamination, claim of contamination, loss or damage, (ii) after consultation and approval by Landlord to clean up the contamination in full compliance with all applicable statutes, regulations and standards, and (iii) to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs and fees, including attorney's fees, arising from or connected with any such contamination, claim of contamination, loss or damage. This provision shall survive termination of this lease.

31. In the event that Tenant makes any roof penetrations during the term of this Lease the obligation of the Landlord to perform the roof maintenance shall terminate and in lieu thereof, Tenant shall be required to make such repairs.

32. It is expressly understood and agreed that nothing in this Lease contained shall be construed as creating any liability whatsoever against the Landlord, or its successors and assigns, personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, and that all personal liability of Landlord, or its successors and assigns, of every sort, if any, is hereby expressly waived by Tenant, and every person now or hereafter claiming any right or security hereunder, and that so far as Landlord, or its successors and assigns, is concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the premises hereby leased for the payment thereof.

33. Landlord shall give Tenant written notice of default per Paragraph 17.a once during a calendar year. Tenant shall have five (5) days from the date of Landlord's notice to cure such default.

34. Landlord, at its own expense, will construct the tenant improvements listed on Exhibit "C" which is attached hereto and made a part hereto. All of said improvements shall be constructed in a good and workmanlike manner and shall comply with all applicable laws, rules and regulations.

35. In the event that during the Lease term Tenant shall require a larger warehouse space which shall be at least one hundred fifty percent (150%) larger than the current leased space and Landlord is successful in negotiating a new lease for the larger space with Tenant, Landlord would cancel this Lease.

                                        Drafted:  October 23, 1995



                          LEASE AMENDMENT AGREEMENT




        This Lease Amendment Agreement dated November 7, 1995 executed by and between ELK GROVE VILLAGE INDUSTRIAL PARK LTD., a Texas Limited Partnership d/b/a Elk Grove Village Industrial Park Ltd., As Landlord, and AmeriQuest/NCD, Inc., As Tenant, is herby amended as follows:

        Whereas Landlord and Tenant have previously entered into a Lease dated January 17, 1995 ("hereafter called the "Lease") covering 47,265 square feet of space in the building commonly known as 900-950 Thorndale in Elk Grove Village, Illinois, and

        Whereas, Landlord and Tenant hereby desire to amend that lease agreement as follows:

1.  Tenant shall be amended to AmeriQuest/NCD, Inc.

        All the terms and provisions of the Lease not modified expressly or by necessary implication herein shall be and remain in full force and effect.



ELK GROVE VILLAGE INDUSTRIAL
PARK LTD.,                                      AmeriQuest NCD, Inc.


/s/ Allan J. Hamilton                           /s/ ???      Exec. V.P.
-------------------------------                 -----------------------------
Managing General Partner                                   Title